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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)        September 20, 2000

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
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             (Exact name of registrant as specified in its charter)

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
          MARYLAND                      1-13232                   84-1259577
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation or             File Number)            Identification No.)
        organization)
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           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
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           (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code        (303) 757-8101

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 2.           ACQUISITION AND DISPOSITION OF ASSETS.

         On June 28, 2000, Apartment Investment and Management Company ("AIMCO") and AIMCO Properties, L.P. ("AIMCO OP") and the principals of Oxford Realty Financial Group, Inc. entered into definitive agreements pursuant to which AIMCO acquired on September 20, 2000, all of the stock and other interests held by officers and directors in the entities which own and control the Oxford properties, for $328 million.

         The Oxford properties are 167 apartment communities including 36,949 units, located in 18 states. The properties are owned by 166 separate partnerships, subject to mortgage loans totaling $1.4 billion (Oxford's pro rata share of the indebtedness is $555 million). AIMCO, through an affiliate, previously managed 165 of the 167 Oxford properties pursuant to long-term contracts and was previously a stockholder in certain of the such entities.

         AIMCO OP paid $266 million in cash and $62 million in AIMCO OP partnership common units valued at $45 per unit. In addition, transaction costs are estimated to be approximately $19 million.

         In addition to the Oxford properties, AIMCO OP acquired the entity which owns the managing general partner of Oxford Tax Exempt Fund II Limited Partnership ("OTEF") and acquired approximately 40% of the non-managing general partner of OTEF.

         In separate transactions contemplated by the acquisition agreement, on September 20, 2000, AIMCO OP acquired (i) options for 32,580 Beneficial Assignee Interests ("BACs") of OTEF and (ii) already existing options to purchase 652,125 BACs (collectively, options for approximately 8.53% of the BACs outstanding as of June 30, 2000). The BACs are traded on the American Stock Exchange. The BACs will include the associated Rights under the Oxford Tax Exempt Fund II Limited Partnership BAC Holder Rights Agreement, dated as of May 30, 1995.

         AIMCO OP borrowed $279 million to pay the cash portion of the purchase price for the Oxford acquisition from Bank of America N.A., Lehman Commercial Paper Inc. and several other lenders, pursuant to a term loan with a total availability of $302 million. The borrowers under the term loan are AIMCO Properties, L.P., NHP Management Company and AIMCO/Bethesda Holdings, Inc., and all obligations thereunder are guaranteed by AIMCO and certain of its subsidiaries. The obligations under the term loan are secured by a first priority pledge of the borrowers and AIMCO Holdings, L.P.'s stock ownership in certain subsidiaries of AIMCO and certain options to purchase BACs in OTEF and a second priority pledge of AIMCO OP's stock ownership in certain subsidiaries of AIMCO and its interests in notes issued by it to certain subsidiaries of AIMCO. The annual interest rate under the term loan is based on either LIBOR or a base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 4.0% and 5.00% in the case of LIBOR-based loans and between 1.0% and 2.0% in the case of base rate loans, based upon the number of months the loan is outstanding. The term loan expires on July 31, 2002. The financial covenants contained in the term loan require AIMCO OP to maintain a ratio of debt to gross asset value of no more than 0.55 to 1.0, and an interest coverage ratio of 2.25 to 1.0, and a fixed charge coverage ratio of at least 1.50 to 1.0. In addition, the term loan limits AIMCO from distributing more than 80% of its Funds From Operations (as defined) (or such amounts as may be necessary for AIMCO to maintain its status as a REIT), imposes minimum net worth requirements and provides other financial covenants related to certain of AIMCO's assets and obligations. NHP Management Company, AIMCO/Bethesda Holdings, Inc. and AIMCO Holdings, L.P. are subsidiaries of AIMCO.

         In connection with obtaining the term loan, the existing secured revolving credit facility was modified. The $400 million revolving credit facility is with Bank of America N.A. and several other lenders, and AIMCO Properties, L.P., NHP Management Company and AIMCO/Bethesda Holdings, Inc. as borrowers, with all obligations thereunder guaranteed by AIMCO and certain of its subsidiaries. The credit facility includes a swing line of up to $30 million. The obligations under the credit facility are secured by a first priority pledge of AIMCO OP's stock ownership in certain subsidiaries of AIMCO and its interests in notes issued by it to certain subsidiaries of AIMCO and a second priority pledge of each borrower's and AIMCO Holdings, L.P.'s stock ownership in certain subsidiaries of AIMCO and certain options to purchase BACs of OTEF. The annual interest rate under the credit facility is based on either LIBOR or a


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base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 2.05% and 2.55% in the case of LIBOR-based loans and between 0.55% and 1.05% in the case of base rate loans, based upon a fixed charge coverage ratio. The credit facility expires on July 31, 2002, unless extended at the discretion of the borrowers, at which time the revolving facility would be converted into a term loan for up to two successive one-year periods. The financial covenants contained in the credit facility require AIMCO OP to maintain a ratio of debt to gross asset value of no more than 0.55 to 1.0, and an interest coverage ratio of 2.25 to 1.0, a fixed charge coverage ratio of at least 1.7 to 1.0 until December 31, 2000 and 1.75 to 1.0 thereafter, and an adjusted fixed charge coverage ratio (excluding amortization of the term loan made to the borrowers by Bank of America, N.A., Lehman Commercial Paper Inc. and certain other lenders) of at least 1.50 to 1.0 while such term loan is outstanding. In addition, the credit facility limits AIMCO from distributing more than 80% of its Funds From Operations (as defined) (or such amounts as may be necessary for AIMCO to maintain its status as a REIT), imposes minimum net worth requirements and provides other financial covenants related to certain of AIMCO's assets and obligations.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

                  The required financial statements will be filed by amendment within 60 days of the filing of this Form 8-K.

         (b)      Pro Forma Financial Information

                  The required pro forma financial information will be filed by amendment within 60 days of the filing of this Form 8-K.

         (c)      Exhibits

                  The following exhibits are filed with this report:

         Number            Description

         99.1 Acquisition Agreement, dated as of June 28, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., NHP Management Company and AIMCO/NHP Properties, Inc., as Buyers, and Leo E. Zickler, Francis P. Lavin, Robert B. Downing, Mark E. Schifrin, Marc B. Abrams, and Richard R. Singleton, as Sellers. (Exhibit 2.1 to AIMCO's Quarterly Report on Form 10Q for the quarter ended June 30, 2000, is incorporated herein by this reference.)

         99.2 Interim Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A., Lehman Commercial Paper Inc. and several other lenders (Exhibit (d) to AIMCO's
                           Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)

         99.3 Second Amended and Restated Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A. and several other lenders. (Exhibit (e) to AIMCO's Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)


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         99.4              Intercreditor and Subordination Agreement, dated as
                           of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A. and several other lenders. (Exhibit (f) to AIMCO's Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2000

                                        APARTMENT INVESTMENT
                                        AND MANAGEMENT COMPANY

                                        By: /s/ Paul J. McAuliffe
                                            ----------------------------
                                            Paul J. McAuliffe
                                            Executive Vice President and
                                            Chief Financial Officer



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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER            DESCRIPTION
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
 99.1             Acquisition Agreement, dated as of June 28, 2000, by and among
                  Apartment Investment and Management Company, AIMCO Properties,
                  L.P., NHP Management Company and AIMCO/NHP Properties, Inc., as Buyers, and Leo E. Zickler, Francis P. Lavin, Robert B.
                  Downing, Mark E. Schifrin, Marc B. Abrams, and Richard R.
                  Singleton, as Sellers. (Exhibit 2.1 to AIMCO's Quarterly
                  Report on Form 10Q for the quarter ended June 30, 2000, is incorporated herein by this reference.)

 99.2 Interim Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A., Lehman Commercial Paper Inc. and several other lenders (Exhibit (d) to AIMCO's Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)

 99.3 Second Amended and Restated Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A. and several other lenders. (Exhibit (e) to AIMCO's Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)

 99.4 Intercreditor and Subordination Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A. and several other lenders. (Exhibit (f) to AIMCO's Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)
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